SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 29, 2004   (July 16, 2004).

Intermagnetics General Corporation
(Exact Name of Registrant Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	001-11344 (Commission File Number)	14-1537454 (I.R.S. Employer Identification No.)

Old Niskayuna Road, P.O. Box 461, Latham, New York (Address of Principal Executive Offices)	12110-0461 (Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

         This Amendment No. 1 (the “Amendment”) amends and supplements the Form 8-K (the “Form 8-K”) filed on July 19, 2004 by Intermagnetics General Corporation, a New York corporation (“Intermagnetics”), in connection with the completion of its acquisition of MRI Devices Corporation (“MRID”) which was merged with and into Sunshine Merger Sub, Inc. a wholly owned subsidiary of Intermagnetics. Sunshine Merger Sub was re-named MRI Devices Corporation. By this Amendment, Intermagnetics is filing the financial statements required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K which were omitted from the Form 8-K as filed with the Securities and Exchange Commission on July 19, 2004 in accordance with Item 9.01(a)(4).

Item 9.01. Financial Statements and Exhibits

         (a) Intermagnetics includes as Exhibit 99.1; the audited consolidated financial statements of MRID, as of and for the years ended December 31, 2003 and 2002, including the auditor’s report and notes included thereto, Exhibit 99.2; the audited consolidated financial statements of MRID for the fiscal years ended December 31, 2001 and 2000, including the auditor’s report and the notes thereto, and Exhibit 99.3; the unaudited consolidated financial statements of MRID for the five months ended May 30, 2004.

         Intermagnetics incorporates by reference (i) the audited consolidated financial statements of Invivo for the year ended June 30, 2002, including the auditor’s report and notes included therein, contained in the section entitled “Financial Statements and Supplementary Data” of the Form 10-K filed by Invivo on September 30, 2002, (ii) the unaudited consolidated financial statements of Invivo for the six months ended December 31, 2002, including the notes therein, contained in the section entitled “Financial Information” of the Form 10-Q filed by Invivo on February 14, 2003 and (iii) the audited consolidated financial statements for the year ended June 30, 2003, including the auditor’s report and notes included therein, contained in the section entitled “Financial Statements and Supplementary Data” of the Form 10-K/A filed by Invivo on November 10, 2003, (iv) the unaudited consolidated financial statements of Invivo as of and for the six months ended December 31, 2003 that are included in Exhibit 99.1 of the Form 8-K/A filed by Intermagnetics on April 12, 2004.

         (b) The unaudited pro forma financial information required by this item is included as Exhibit 99.4 hereto, including the Unaudited Pro Forma Condensed Consolidated Balance Sheet of Intermagnetics and MRID as of May 30, 2004 and the Unaudited Pro Forma Condensed Consolidated Income Statement of Intermagnetics, MRID and Invivo for the fiscal year ended May 30, 2004.

         (c) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
23.2	Consent of Ernst & Young LLP
99.1	The audited consolidated financial statements of MRID, as of and for the years ended December 31, 2003 and 2002, including the auditor’s report and notes included therein.
99.2	The audited consolidated financial statements of MRID for the fiscal years ended December 31, 2001 and 2000, including the auditor’s report and the notes therein.
99.3	The unaudited consolidated financial statements of MRID as of and for the five months ended May 30, 2004.
99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements, including the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 30, 2004, which is presented as if the acquisition of MRID closed on May 30, 2004 and the Unaudited Pro Forma Condensed Consolidated Income Statement for the fiscal year ended May 30, 2004 which is presented as if the acquisitions of MRID and Invivo closed on the first day of Intermagnetics fiscal year 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMAGNETICS GENERAL CORPORATION

Date: September 29, 2004	By: /s/ Michael K. Burke Michael K. Burke Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
23.2	Consent of Ernst & Young LLP
99.1	The audited consolidated financial statements of MRID, as of and for the years ended December 31, 2003 and 2002, including the auditor’s report and notes included therein.
99.2	The audited consolidated financial statements of MRID for the fiscal year ended December 31, 2001 and 2000, including the auditor’s report and the notes therein.
99.3	The unaudited consolidated financial statements of MRID as of and for the five months ended May 30, 2004.
99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements, including the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 30, 2004, which is presented as if the acquisition of MRID closed on May 30, 2004 and the Unaudited Pro Forma Condensed Consolidated Income Statement for the fiscal year ended May 30, 2004 which is presented as if the acquisitions of MRID and Invivo closed on the first day of Intermagnetics fiscal year 2004.